SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 14, 2000
              (Date of earliest event reported: March 31, 2000)


                        NetNation Communications Inc.
            (Exact name of registrant as specified in its charter)


   Delaware                         000-26881                    33-0803438

(State or other              (Commission File Number)          (IRS Employer
jurisdiction                                                 Identification No.)
of incorporation)


Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia,   V6B 4N6
   (Address of principal executive offices)                          (Zip Code)


                                  (604) 688-8946
              (Registrant's telephone number, including area code)


                                  Not applicable.
           (Former name or former address, if changed since last report)




Item 5.   OTHER EVENTS.

   On March 31, 2000, NetNation Communications Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibit.

               Exhibit 99.1 Press release dated March 31, 2000.




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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NETNATION COMMUNICATIONS INC.


                                          By:   /s/ Glen Ibbott
                                             -----------------------------
                                          Glen Ibbott
                                          Chief Financial Officer

Dated:    April 14, 2000

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                               Exhibit Index

Exhibit No.   Description
-----------   --------------
  99.1        Press Release issued by the Registrant dated March 31,
              2000




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                                                                    EXHIBIT 99.1

NETNATION APPROVED FOR TRADING ON NASDAQ SMALLCAP MARKET

SAN DIEGO--March 31, 2000--NetNation Communications Inc., (OTCBB:NNCI), an international Application Service Provider (ASP), domain name registrar, and Web hosting company, announced today that it has been approved for listing on the NASDAQ SmallCap Market and will trade under the same symbol "NNCI".

"The accomplishment of this milestone has been achieved by the entire NetNation team with a lot of hard work and sincere desire to build a truly international organization," stated David Talmor, Chairman and President of NetNation.

"The NASDAQ listing is a significant corporate achievement and is instrumental to our growth plans. It allows more members of the investment community to participate in our Company's success and will generate a broader level of exposure," stated NetNation CEO, Ashley Sinclair. "NetNation is a top-ranked hosting company and one of only a handful of publicly listed registrars of Internet domain names. Inclusion on NASDAQ also facilitates greater access to capital markets to enable us to expand our ASP, hosting and domain registration businesses, particularly through acquisitions."

About NetNation Communications Inc.

NetNation Communications Inc. (http://www.netnation.com) is an international Application Service and Infrastructure Provider (ASP/AIP), Internet domain name registrar and Web hosting company with clients in more than 125 countries. NetNation has been consistently ranked among the top 10 Web hosting companies in the world by leading industry evaluators. The Company's wholly owned subsidiary, DomainPeople, Inc. (http://www.domainpeople.com), is an ICANN accredited and operational registrar of Internet domain names, one of a select group of publicly listed registrars that includes Network Solutions (Nasdaq:NSOL - news) and Register.com (Nasdaq:RCOM - news). The Company has offices in San Diego, CA, Vancouver, BC, and London, UK.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: In this news release, the words "allows", "enable" and similar conditional or future-oriented expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.

Contacts:

   NetNation Communications Inc.

   Investor Relations:
   John Gomez, 604/688-8946 Ext. 133
   gomez@netnation.com
   -------------------

   Media Relations:
   Marina Giokas, 604/688-8946 Ext. 188
   marina@netnation.com
   --------------------


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